UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

BLINK CHARGING CO.

(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5081 Howerton Way, Suite A Bowie, Maryland	20715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co. (the “Company”)

October 29, 2025

Item 8.01. Other Events.

As previously reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2025, the Clark County, Nevada District Court (the “Court”) granted preliminary approval of the proposed settlement of the derivative action captioned McCauley (derivatively on behalf of Blink Charging Co.) v. Farkas, et al., Case No. A-22-847894-C (the “Nevada Action”) on August 15, 2025. Subject to final approval by the Court, and in exchange for a release of all claims by the plaintiffs, the proposed settlement required a comprehensive release and dismissal with prejudice of the Nevada Action and a related consolidated derivative action filed in Miami Dade County, Florida Circuit Court captioned In re Blink Charging Company Stockholder Derivative Litigation, Lead Case No. 2020-019815-CA-01 (the “Florida Action”) (together, the “Derivative Litigation”).

On October 29, 2025, the Court entered a final order and judgment approving the settlement of the Nevada Action. The Court found the settlement fair, reasonable and adequate, dismissed the action and all related claims with prejudice and ordered the parties to perform the settlement’s terms. The judgment provides for mutual releases of all claims by and among the parties, confirms that the settlement and related acts do not constitute an admission of wrongdoing or liability by any defendant or by the Company, and states that the parties will bear their own costs except as otherwise provided in the settlement. Pursuant to the settlement, plaintiffs are obligated to submit a notice of voluntary dismissal with prejudice of the Florida Action by December 2, 2025.

The judgment results in the resolution of the Derivative Litigation against current and former Company officers and directors without any admission of liability and eliminates further litigation risk relating to the released claims, subject only to the court’s continuing jurisdiction to enforce the settlement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Date: November 4, 2025	By:	/s/ Michael C. Battaglia
	Name:	Michael C. Battaglia
	Title:	President and Chief Executive Officer